                                   UAM Funds

                     Funds for the Informed Investors(SM)


                                                                  April 30, 1999


Hanson Equity Portfolio
Annual Report



                                                      [LOGO OF UAM APPEARS HERE]

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1

Portfolio of Investments....................................................   6

Statement of Assets and Liabilities.........................................   9

Statement of Operations.....................................................  10

Statement of Changes in Net Assets..........................................  11

Financial Highlights........................................................  12

Notes to Financial Statements...............................................  13

Report of Independent Accountants...........................................  18

--------------------------------------------------------------------------------

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

May 1999

Dear Shareholders:

It is our pleasure to present to you the Annual Shareholder Report for the Hanson Equity Portfolio (the "Portfolio"). The Portfolio was launched on Octo-ber 3, 1997, and had a net asset value of $30.4 million at April 30, 1999.

                       Performance Results and Overview

The Portfolio posted a 10.1% return for the fourth quarter and a 16.5% return for the 12-month period ending April 30, 1999. The quarterly performance was more than double that of the S&P 500 Index's 4.7%, while the annual return did lag the S&P's 21.8%. The Portfolio's performance since inception is 32.6% com-pared to 41.6% for the S&P 500.

The equity market correction that began in the summer of 1998 and culminated in early October provided the Portfolio with an opportunity to improve upon its relative performance. Investments in technology and communications compa-nies allowed the Portfolio to participate in the ensuing rally and actually outperform during the remainder of 1998. The dramatic decline in oil prices reached its nadir in December 1998 and the recovery this spring following OPEC's latest round of voluntary production cuts led to a substantial rebound in the returns of the Portfolio's energy-related companies. Finally, continued strength in the U.S. economy coupled with an improved outlook for interna-tional demand led to a resurgence in cyclical issues, which again benefited the Portfolio. In the six months from October 30, 1998, the Portfolio has outperformed the S&P 500 by nearly 350 basis points and is well positioned to maintain this comparative advantage.

Sectors that contributed to the Portfolio's strong relative performance in-cluded communications, technology, and financials. The telecommunications in-dustry continues to experience tremendous growth in providing new services and building the infrastructure to meet the demands for the next generation of voice, data and video communications. The technology sector is a mainstay for future growth, as its companies provide the products and services that improve productivity, lower costs and generate high returns on invested capital for its users. The Portfolio has recently focused on adding technology companies that provide services capabilities to allow the most efficient distribution and utilization of the complex products and systems demanded by their custom-ers. The financial services industry has benefited from the Federal Reserve's decrease in interest rates last fall and the slowly improving global demand for financial services. All these sectors have witnessed tremendous consolida-tion that has driven up asset prices even higher.

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------


                         Strategy and Investment Style

Hanson Investment Management's investment philosophy consists of investing in a concentrated portfolio of approximately 35 industry leading companies with proven management teams that are focused on highly profitable growth. These companies have above average earnings and dividend growth rates and possess superior financial strength (as measured by solid balance sheets). Most impor-tantly, Hanson purchases these companies only when valuations place them amongst the cheapest of their peers by virtue of low relative price-to-earn-ings or price-to-cash-flow ratios. Hanson's investment style can best be char-acterized as value within a large capitalization stock universe. Hanson will however, invest in companies of smaller capitalization if all other criteria are met. Hanson Investment Management has employed this investment strategy continuously over the 25-year history of the firm.

                  Equity Market Overview and the 1999 Outlook

The Dow 10,000 milestone was broken in mid-March and crossed 11,000 near the end of April, driven by the rebound in cyclical stocks. The broader S&P 500 Index was up 9.1% for calendar year-to-date through April 30th, while the Portfolio was up 12.1% for the same time period. Equity markets generally outperformed fixed income markets as inflation worries brought on by a strong economy and rising oil prices worried bond investors and the 30-year Treasury lost 6.2% in the first quarter of 1999, its worst quarterly performance in three years.

The economy's momentum continues to be driven by robust consumer spending and investment, even as inflation remains subdued. Preliminary first quarter 1999 GDP figures showed 4.5% growth with a 1.4% increase in the GDP deflator, a popular measure for price increases. For the full year 1998, GDP grew at 3.9%, matching 1997's growth, while the deflator rose only 1.0%, the slowest rise in nearly 50 years. This non-inflationary growth has allowed the Federal Reserve to exhibit restraint in adjusting interest rates since November 1998 and has maintained liquidity in the system. The tight labor market that has repeatedly been labeled as the potential spoiler through rising wages has yet to make its presence felt. The most recent Labor Department statistics show the U.S. econ-omy continues to exhibit strong payroll growth with 234,000 jobs added in April. However, wage increases were less than expected at 0.2% and were up only 3.2% from a year ago, the smallest rise in three years. The economic party has indeed continued to last, entering the ninth year of the longest-ever peacetime expansion.

Plenty of uncertainties abound that could bring an abrupt ending to this sto-ry. First, OPEC's announcement to trim production by over 2 million barrels per day caused

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

oil prices to skyrocket over 50% from their December lows and rapidly rising gasoline prices (especially on the West Coast) brought the inflation scare of rising commodity prices back to the forefront. But OPEC agreements have a poor history of holding together and compliance by non-OPEC members is by no means assured. Second, the U.S. manufacturing sector has been showing signs of life recently, as measured by NAPM (National Association of Purchasing Managers) figures, and faint signs of life in Asia could spark new demand for exports. However, it will take more than slightly positive news from the Far East to make up for the slowdown in Latin America and Europe experienced by domestic manufacturers in the current quarter. Third, the conflict in Kosovo adds an-other layer of complexity and uncertainty for the markets to discount.

Finally, the narrowness of the market's advance is particularly troublesome. The gap in performance between a select group of large-cap growth companies and the rest of the market is reaching unprecedented levels. Only 17 stocks contributed to the S&P 500's advance in the first quarter, among them AirTouch Communications, MCI-WorldCom and Wal-Mart. When breadth becomes so concen-trated it usually signals danger, as this similar situation preceded last sum-mer's 20% plunge in the market. But these outperforming companies also have superior fundamentals and strong earnings growth in industries that have ex-cellent growth potential.

The current volatile landscape makes thorough research and investment disci-pline a premium when trying to identify compelling value in the companies that make up our universe. For example, while the Internet companies continue to capture the headlines and attention of investors with their astronomical valu-ations, our focus is on other sectors that have existing, solid fundamentals but have been glossed over in the current mania. There are numerous companies in these sectors that represent attractive values for the Portfolio and we will be diligent in concentrating on only those names that fulfill our invest-ment criteria. We are confident that our investment philosophy and process will continue to lead us to companies whose solid performance will provide our shareholders with excellent long term investment returns, notwithstanding the current volatility in today's marketplace.
Sincerely,
[Signature Appears Here]
David E. Post
Managing Director, CEO
Hanson Investment Management Company

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The investment results presented in the Adviser's letter represent past perfor-mance and should not be construed as a guarantee of future results. A Portfo-lio's performance assumes the reinvestment of all dividends and distributions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  A Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

                      Definition of the Comparative Index
                      -----------------------------------

S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 fi-nancial stocks, 40 utility stocks and 20 transportation stocks.
     The comparative index assumes reinvestment of dividends and, unlike a Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.
       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                          [GROWTH GRAPH APPEARS HERE]

Growth of a $10,000 Investment


                        -------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                        FOR PERIOD ENDED APRIL 30, 1999
                        -------------------------------
                          1 YEAR       SINCE 10/3/97*
                        -------------------------------
                          16.52%           19.62%
                        -------------------------------


                           [LINE GRAPH APPEARS HERE]


            Hanson Equity Portfolio                   S&P 500 Index
            -----------------------                   -------------

                             [PLOT POINTS TO COME]


* Beginning of operations.

  The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's return, the performance would have been lower.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         APRIL 30, 1999
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 95.9%

                                                            Shares  Value+
                                                            ------ ---------
AEROSPACE & DEFENSE - 3.5%
 AlliedSignal, Inc......................................... 10,700 $ 628,625
 Lockheed Martin Corp...................................... 10,000   430,625
                                                                   ---------
                                                                   1,059,250
                                                                   ---------

AUTOMOTIVE - 2.1%
 *Lear Corp. .............................................. 14,100   646,837
                                                                   ---------

BANKS - 7.1%
 Citigroup, Inc. .......................................... 16,000 1,204,000
 Wells Fargo & Co. ........................................ 22,000   950,125
                                                                   ---------
                                                                   2,154,125
                                                                   ---------

BEVERAGES, FOOD & TOBACCO - 1.1%
 ConAgra, Inc. ............................................ 13,900   345,763
                                                                   ---------

CAPITAL EQUIPMENT - 0.9%
 Deere & Co. ..............................................  6,000   258,000
                                                                   ---------

COMMUNICATIONS - 1.8%
 SBC Communications, Inc. .................................  9,500   532,000
                                                                   ---------

COMPUTERS - 9.8%
 Compaq Computer Corp...................................... 30,500   680,531
 *Computer Sciences Corp...................................  9,500   565,844
 Intel Corp. .............................................. 12,400   758,725
 International Business Machines Corp. ....................  4,650   972,722
                                                                   ---------
                                                                   2,977,822
                                                                   ---------

CONSTRUCTION - 1.3%
 Clayton Homes, Inc........................................ 36,250   403,281
                                                                   ---------

CONSUMER STAPLES - 4.0%
 Colgate-Palmolive Co. ....................................  6,700   686,331
 Kimberly-Clark Corp.......................................  8,400   515,025
                                                                   ---------
                                                                   1,201,356
                                                                   ---------

ELECTRONICS - 4.2%
 *Solectron Corp. ......................................... 26,500 1,285,250
                                                                   ---------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                             APRIL 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                           Shares   Value+
                                                           ------ ----------
ENERGY - 8.6%
 Enron Corp............................................... 15,000 $1,128,750
 ENSCO International, Inc................................. 43,700    811,181
 Transocean Offshore, Inc................................. 23,250    690,235
                                                                  ----------
                                                                   2,630,166
                                                                  ----------

ENTERTAINMENT & LEISURE - 3.1%
 Carnival Corp., Class A.................................. 23,000    948,750
                                                                  ----------

FINANCIAL SERVICES - 4.2%
 Fannie Mae............................................... 12,400    879,625
 Franklin Resources, Inc.................................. 10,000    400,000
                                                                  ----------
                                                                   1,279,625
                                                                  ----------

HOME FURNISHINGS & APPLIANCES - 2.5%
 Newell Co................................................ 15,800    749,512
                                                                  ----------

INDUSTRIAL - 0.8%
 Dover Corp...............................................  6,500    240,094
                                                                  ----------

INSURANCE - 6.7%
 AFLAC, Inc. ............................................. 20,300  1,101,275
 American International Group, Inc........................  8,100    951,244
                                                                  ----------
                                                                   2,052,519
                                                                  ----------

MANUFACTURING - 2.8%
 General Electric Co. ....................................  8,000    844,000
                                                                  ----------

OIL AND GAS - 3.0%
 BP Amoco plc-ADR.........................................  8,000    905,500
                                                                  ----------

PHARMACEUTICALS - 4.8%
 American Home Products Corp. ............................  9,000    549,000
 Johnson & Johnson........................................  9,500    926,250
                                                                  ----------
                                                                   1,475,250
                                                                  ----------

RETAIL - 2.6%
 Wal-Mart Stores, Inc..................................... 17,000    782,000
                                                                  ----------

SERVICES - 3.9%
 Omnicom Group, Inc....................................... 13,000    942,500
 Service Corp. International.............................. 12,250    254,187
                                                                  ----------
                                                                   1,196,687
                                                                  ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
                                             APRIL 30, 1999
-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares     Value+
                                                        ---------- -----------
SOFTWARE - 1.8%
 *Learning Company, Inc................................     18,000 $   558,000
                                                                   -----------

TELECOMMUNICATIONS - 11.1%
 *AirTouch Communications, Inc.........................     14,500   1,353,937
 *MCI WorldCom, Inc. ..................................     13,000   1,068,438
 *Qwest Communications International, Inc..............     11,300     965,444
                                                                   -----------
                                                                     3,387,819
                                                                   -----------

WASTE DISPOSAL - 4.2%
 Waste Management, Inc.................................     22,500   1,271,250
                                                                   -----------
 TOTAL COMMON STOCKS (Cost $21,933,151)...........................  29,184,856
                                                                   -----------

SHORT-TERM INVESTMENT - 4.3%
                                                           Face
                                                          Amount
                                                        ----------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 4.87%, dated 04/30/99, due
  05/03/99, to be repurchased at $1,321,536,
  collaterized by $1,221,651 of various U.S. Treasury
  Obligations, 5.50%-7.00%, due 5/15/06-5/15/08, valued
  at $1,321,696 (Cost $1,321,000)...................... $1,321,000   1,321,000
                                                                   -----------
 TOTAL INVESTMENTS - 100.2% (Cost $23,254,151)(a).................  30,505,856
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - (0.2)%......................     (56,112)
                                                                   -----------
 NET ASSETS - 100%................................................ $30,449,744
                                                                   ===========

  +
  See Note A to Financial Statements.
  *
  Non-Income Producing Security
ADR
  American Depositary Receipt
(a)
  The cost for federal income tax purposes was $23,254,151. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $7,251,705. This consisted of aggregate gross unrealized appreciation for all securities of $8,630,239 and aggregate gross unrealized depreciation for all securities of $1,378,534.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         APRIL 30, 1999
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost............................................. $23,254,151
                                                                  ===========
Investments, at Value-Note A..................................... $30,505,856
Cash.............................................................         332
Dividends and Interest Receivable................................      12,530
Other Assets.....................................................         172
                                                                  -----------
 Total Assets....................................................  30,518,890
                                                                  -----------
Liabilities
Payable for Portfolio Shares Redeemed............................      20,612
Payable for Investment Advisory Fees-Note B......................       8,923
Payable for Administrative Fees-Note C...........................       7,845
Payable for Custodian Fees-Note D................................         790
Payable for Trustees' Fees-Note G................................         692
Other Liabilities................................................      30,284
                                                                  -----------
 Total Liabilities...............................................      69,146
                                                                  -----------
Net Assets....................................................... $30,449,744
                                                                  ===========
Net Assets Consist Of:
Paid in Capital.................................................. $23,634,239
Accumulated Net Realized Loss....................................    (436,200)
Unrealized Appreciation..........................................   7,251,705
                                                                  -----------
Net Assets....................................................... $30,449,744
                                                                  ===========
Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization, no par
 value)..........................................................   2,308,448
Net Asset Value, Offering and Redemption Price Per Share.........      $13.19
                                                                       ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     HANSON EQUITY PORTFOLIO
                                              FOR THE YEAR ENDED APRIL 30, 1999
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends................   $  221,280
Interest.................       29,798
                            ----------
 Total Income............      251,078
                            ----------
Expenses
Investment Advisory Fees-
 Note B..................      171,247
Administrative Fees-Note
 C.......................       74,764
Shareholder Servicing
 Fees....................       36,603
Printing Fees............       21,504
Filing and Registration
 Fees....................       14,515
Legal Fees...............        5,840
Custodian Fees-Note D....        5,003
Trustees' Fees-Note G....        2,795
Other Expenses...........       11,055
                            ----------
 Net Expenses............      343,326
                            ----------
Net Investment Loss......      (92,248)
                            ----------
Net Realized Loss on
 Investments.............     (436,058)
Net Change in Unrealized
 Appreciation/Depreciation
 of Investments..........    4,573,262
                            ----------
Net Gain on Investments..    4,137,204
                            ----------
Net Increase in Net
 Assets Resulting From
 Operations..............   $4,044,956
                            ==========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    October 3,
                                                       Year Ended    1997* to
                                                        April 30,    April 30,
                                                          1999         1998
                                                       -----------  -----------
Increase (Decrease) In Net Assets
Operations:
 Net Investment Loss.................................  $   (92,248) $   (41,991)
 Net Realized Gain/(Loss)............................     (436,058)     166,457
 Net Change in Unrealized Appreciation/Depreciation..    4,573,262    2,678,443
                                                       -----------  -----------
 Net Increase in Net Assets Resulting from
  Operations.........................................    4,044,956    2,802,909
                                                       -----------  -----------
Distributions:
 Net Realized Gain...................................     (124,608)         --
                                                       -----------  -----------
Capital Share Transactions: (1)
 Issued..............................................    2,752,012   23,828,465
 In Lieu of Cash Distributions.......................      124,608          --
 Redeemed............................................   (2,037,038)    (941,560)
                                                       -----------  -----------
 Net Increase from Capital Share Transactions........      839,582   22,886,905
                                                       -----------  -----------
 Total Increase......................................    4,759,930   25,689,814
Net Assets:
 Beginning of Period.................................   25,689,814          --
                                                       -----------  -----------
 End of Period.......................................  $30,449,744  $25,689,814
                                                       ===========  ===========
(1) Shares Issued and Redeemed:
 Shares Issued.......................................      221,789    2,346,914
 In Lieu of Cash Distributions.......................       11,453          --
 Shares Redeemed.....................................     (182,780)     (88,928)
                                                       -----------  -----------
                                                            50,462    2,257,986
                                                       ===========  ===========

*  Commencement of Operations
The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                         Year     October 3,
                                                         Ended     1997* to
                                                       April 30,  April 30,
                                                         1999        1998
                                                       ---------  ----------
Net Asset Value, Beginning of Period..................  $ 11.38    $ 10.00
                                                        -------    -------
Income From Investment Operations
 Net Investment Loss..................................    (0.04)     (0.02)
 Net Realized and Unrealized Gain on Investments......     1.91       1.40
                                                        -------    -------
 Total from Investment Operations.....................     1.87       1.38
                                                        -------    -------
Distributions
 Net Realized Gain....................................    (0.06)       --
                                                        -------    -------
Net Asset Value, End of Period........................  $ 13.19    $ 11.38
                                                        =======    =======
Total Return..........................................    16.52%     13.80%***
                                                        =======    =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).................  $30,450    $25,690
Ratio of Expenses to Average Net Assets...............     1.40%      1.56%**
Ratio of Net Investment Loss to Average Net Assets....    (0.38)%    (0.35)%**
Portfolio Turnover Rate...............................       28%        11%
Ratio of Expenses to Average Net Assets Including
 Expense Offsets......................................     1.40%      1.56%**

  * Commencement of Operations
 ** Annualized
*** Not Annualized
The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Hanson Eq-uity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diver-sified, open-end management investment company. At April 30, 1999 the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to achieve maximum long-term total return, consistent with rea-sonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.-based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primar-ily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the aver-age between the last reported bid and last reported offer prices quoted on such day. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it ap-proximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the

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UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repur-chase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or reten-tion of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income quarterly. Any realized net capi-tal gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $92,248 to decrease undistributed net investment loss, and $92,248 to decrease paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Hanson Investment Management Company (the "Adviser"), a

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subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets for the month.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing and transfer agent serv-ices to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including adminis-trative, fund accounting, dividend disbursing, shareholder servicing, and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Admin-istrator in turn pays to CGFSC on a monthly basis. Until October 23, 1998 the sub-administration fee was calculated on the combined aggregate net assets of the funds administered by UAM at the following rates:
    0.19% of the first $200 million; plus 0.11% of the next $800 million; plus 0.07% of the next $2 billion; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The Sub-Administration Fee was allo-cated among the portfolios of the UAM Funds on the basis of their rela-tive net assets and was subject to a graduated minimum fee schedule per portfolio, which increased from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

   Effective October 23, 1998, the Mutual Funds Services Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and trans-fer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn pay to CGFSC is calculated at the annual rate of no more than $52,500 for the first operational share class plus 0.039% of its pro rata share of the combined assets of the UAM Funds.

  For the year ended April 30, 1999, UAM Fund Services, Inc. earned $74,764 from the Portfolio as Administrator of which $51,233 was paid to CGFSC for its services.

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  Effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc., and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The Portfolio pays dividend disbursing, transfer agent and shareholder servic-ing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the year ended April 30, 1999, the Portfolio incurred $4,178 in shareholder servicing fees with the UAM Shareholder Service Center, Inc. This fee is based on the number of classes and shareholder accounts.

  Effective April 15,1999, in exchange for administrative services, the Port-folio pays the Administrator an annual base fee, which is retained by the Ad-ministrator, calculated at the annual rate equal to $14,500 for the first op-erational share class.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. Account Services: Through January 1, 1999 the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the terms of agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

  G. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  H. Purchases and Sales: For the year ended April 30 1999, the Portfolio made purchases of $6,981,035 and sales of $6,786,314 of investment securities other than long-term U.S. Government and short-term securities. There were no pur-chases or sales of long-term U.S. Government securities.

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  I. Line of Credit: The Portfolio, along with certain other Portfolios of UAM
Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end if each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit. During the year ended April 30, 1999, the Portfolio had no borrowings under the agreement.

  J. Other: At April 30, 1999, 100% of total shares outstanding were held by 1 record shareholder.

  At April 30, 1999, the Portfolio had available a capital loss carryover for Federal Income tax purposes of approximately $436,058 which will expire on April 30, 2007.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Hanson Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hanson Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds Trust, at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by corre-spondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 18, 1999


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Federal Income Tax Information: (Unaudited)
For the period ended April 30, 1999, the percentage of dividends paid from in-vestment company taxable income that qualify for the 70% dividend received de-duction for corporate shareholders is 82.75% for the Hanson Equity Portfolio.

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO
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Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Hanson Investment Management Company
4000 Civic Center Drive, Suite 200
San Rafael, CA 94903

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.